[GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]

CHINA REGION OPPORTUNITY FUND

12/12/96

WHAT'S THE LATEST NEWS IN CHINA?

The "B" share markets on both the Shanghai and Shenzhen stock exchanges in mainland China have jumped to higher levels. The Chinese domestic investors now have less restrictions on buying into the "B" share markets. Historically, the "A" share markets have only been available for Chinese domestic investors where as the "B" share markets have only been available to foreign investors. "B" shares have recently traded at a huge discount to the "A" shares and now have drawn the interests of many Chinese domestic investors.

BIN SHI, portfolio manager of the China Region Opportunity Fund* (USCOX), feels the "B" share markets are still trading at a 75% discount to the "A" share markets and have potential for more gains.

FUND NEWS:

The CHINA REGION OPPORTUNITY FUND, the first no-load China fund in the nation, has one of the largest allocation of Chinese stocks. The fund has approximately 30% of the fund's holdings in the Shanghai and Shenzhen stock exchanges, 17% in Chinese companies traded in Hong Kong and New York, and a 35% allocation to Hong Kong companies.

The fund has been one of the top performers in recent months:

         TOTAL RETURN          -------AVERAGE ANNUAL TOTAL RETURNS**------
         YEAR TO DATE*         1 YEAR            SINCE INCEPTION (2/10/94)
         -------------         ------            -------------------------
         33.44%                33.4%                     -6.31%
**As of 12/10/96

For additional information on the China Region Opportunity Fund and Bin Shi, the portfolio manager, pleased contact a Financial Advisor Service Team (F.A.S.T.) member at (800) 873-3639 or by fax at (210) 308-1217 or by email at shsvc@usfunds.com.

*CALL (800) 873-3639 FOR A FREE PROSPECTUS CONTAIN FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. INVESTMENT RETURNS AND PRINCIPAL VALUE MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 ................................................................................
                              7900 Callaghan Road
                         Mail Address: P. O. Box 29467
                         San Antonio, Texas 78229-0467
                                Tel 210-308-1234
                                 1-800-US-FUNDS
                                Fax 210-308-1223
                            email shsvc@usfunds.com